SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15D OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9600 Bellaire Blvd., Suite 252
Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 776-3876

Item 7. Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 —	Press Release issued by MetroCorp Bancshares, Inc. dated April 29, 2003.

Item 9. Regulation FD Disclosure

     The following information, intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K, is instead being furnished under this “Item 9. Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

     On April 29, 2003, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its earnings for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.

Dated: April 29, 2003	By	/s/ Allen D. Brown

Allen D. Brown President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated April 29, 2003.